Business segment information (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of Net other income:
Net other income - business segment	$ 26,828	$ 36,103	$ 2,262
Reversal of provision for losses on off-balance sheet credit risk	4,046	4,448	13,926
Recoveries, net of impairment of assets	0	(57)	233
Gain on sale of premises and equipment	5,626	0	0
Net other income consolidated financial statements	$ 36,500	$ 40,494	$ 16,421